Note 12 - Earnings (Loss) Per Share (Tables)	12 Months Ended
Dec. 31, 2020
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	2018	2019	2020
Income:
Net (loss) / income, continuing operations	(663,396)	(1,682,671)	4,041,431
Dividends to Series B preferred shares	(1,335,733)	(1,271,782)	(693,297)
Preferred deemed dividend	-	(504,577)	-
Net (loss) / income attributable to common shareholders, continuing operations	(1,999,129)	(3,459,030)	3,348,134
Weighted average common shares –outstanding, basic and diluted	1,414,775	2,861,928	5,753,917
Basic and diluted (loss) / earnings per share, continuing operations	(1.41)	(1.21)	0.58
Net income attributable to common shareholders, discontinued operations	554,506	-	-
Net (loss) / income attributable to common shareholders	(1,444,623)	(3,459,030)	3,348,134
Basic and diluted (loss) / earnings per share	(1.02)	(1.21)	0.58